                                                                   Exhibit 10.44

          CERTAIN PORTIONS OF THIS EXHIBIT HAVE BEEN OMITTED AND FILED
         SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT
                     TO A REQUEST FOR CONFIDENTIAL TREATMENT

                          Supplemental Agreement No. 9

                                       to

                           Purchase Agreement No. 2191

                                     between

                               The Boeing Company

                                       and

                            COPA Holdings, S.A., Inc.

                      Relating to Boeing Model 737 Aircraft

     THIS SUPPLEMENTAL AGREEMENT entered into as of March 16, 2006 by and between THE BOEING COMPANY, a Delaware corporation with its principal office in Seattle, Washington, (Boeing) and COPA HOLDINGS, S.A., INC. (Customer);

     WHEREAS, the parties hereto entered into Purchase Agreement No. 2191 dated November 25, 1998 (the Agreement), as amended and supplemented, relating to Boeing Model 737-7V3 and 737-8V3 aircraft (the Aircraft); and

     WHEREAS, Customer and Boeing have come to agreement on the purchase and sale of one 737-8V3 Aircraft with a scheduled delivery month of October 2009; and

     WHEREAS, Boeing and Buyer have mutually agreed to amend the Agreement to incorporate the effect of these and certain other changes;

NOW THEREFORE, in consideration of the mutual covenants herein contained, the parties agree to amend the Agreement as follows:

1.   Table of Contents, Tables and Exhibits:

     1.1. Remove and replace, in its entirety the "Table of Contents", with the "Table of Contents" attached hereto and hereby made a part of the Agreement, to reflect the changes made by this Supplemental Agreement.

     1.2. Table 1-5 entitled "Aircraft Information Table for Model 737-8V3 Aircraft" is attached hereto to reflect the scheduled delivery months for the 737 Aircraft with schedule delivery month of October 2009.

2. Letter Agreements: No. 6-1162-LAJ-982R2 entitled **Material Redacted** to include our agreement on Electronic Flight Bag and extension of first advance payment date to April 3, 2006 and Letter Agreement No. 6-1162-RLL-3852 entitled "737-800 Aircraft Performance Guarantees" are attached hereto and hereby made a part of the Agreement.

The Purchase Agreement will be deemed to be supplemented to the extent herein provided as of the date hereof and as so supplemented will continue in full force and effect.

Boeing and Customer have each caused this Supplemental Agreement to be duly executed as of the day and year first written above.

                                TABLE OF CONTENTS

                                                                            SA
                                                                          NUMBER
                                                                          ------
ARTICLES
1.        Quantity, Model and Description                                  SA 3
2.        Delivery Schedule
3.        Price
4.        Payment                                                          SA 3
5.        Miscellaneous

TABLE
1-1       Aircraft Information Table for Model 737-7V3 Aircraft            SA 4
1-2       Aircraft Information Table for Model 737-8V3 Aircraft            SA 5
1-3       Aircraft Information Table for Model 737-7V3 Aircraft            SA 7
1-4       Aircraft Information Table for Model 737-7V3 Aircraft            SA 8
1-5       Aircraft Information Table for Model 737-8V3 Aircraft            SA 9

EXHIBIT
A-1       Aircraft Configuration for Model 737-7V3 Aircraft                SA 3
A-2       Aircraft Configuration for Model 737-8V3 Aircraft                SA 3

B.        Aircraft Delivery Requirements and Responsibilities              SA 3

SUPPLEMENTAL EXHIBITS
BFE1.     BFE Variables                                                    SA 3
CS1.      Customer Support Variables                                       SA 3
EE1.      Engine Escalation/Engine Warranty and Patent Indemnity
SLP1.     Service Life Policy Components

LETTER AGREEMENTS
2191-01   Demonstration Flight Waiver
2191-02   Escalation Sharing
2191-03   Seller Purchased Equipment

RESTRICTED LETTER AGREEMENTS
6-1162-DAN-0123    Performance Guarantees
6-1162-DAN-0124    **Material Redacted**
6-1162-DAN-0155    **Material Redacted**
6-1162-DAN-0156    Year 2000 Ready Software, Hardware and Firmware
6-1162-DAN-0157    Miscellaneous Matters
61162-MJB-0017     **Material Redacted**

6-1162-MJB-0030    **Material Redacted**
6-1162-LAJ-874R    **Material Redacted**
6-1162-LAJ-874R1   **Material Redacted**
6-1162-LAJ-874R2   **Material Redacted**
6-1162-LAJ-982     **Material Redacted**
6-1162-LAJ-982R2   **Material Redacted**
6-1162-RLL-3852    737-800 Performance Guarantees                          SA 9

SUPPLEMENTAL AGREEMENTS        DATED AS OF:
-----------------------        ------------
Supplemental Agreement No. 1   June 29, 2001
Supplemental Agreement No. 2   December 21, 2001
Supplemental Agreement No. 3   June 14, 2002
Supplemental Agreement No. 4   December 20, 1002
Supplemental Agreement No. 5   October 31, 2003
Supplemental Agreement No. 6   September 9, 2004
Supplemental Agreement No. 7   December 9, 2004
Supplemental Agreement No. 8   April 15, 2005
Supplemental Agreement No. 9   March 16, 2006

                               THE BOEING COMPANY
                                  P.O. Box 3707
                             Seattle, WA 98124-2207

6-1162-LAJ-982R2

COPA HOLDINGS, S.A.
Apartado 1572
Avenida Justo Arosemena y Calle 39
Panama 1, Panama

Subject: **Material Redacted**

Reference: Purchase Agreement No. 2191 (the Purchase Agreement) between The
           Boeing Company (Boeing) and COPA HOLDINGS, S.A. (Customer) relating to Model 737 aircraft (the Aircraft)

This Letter Agreement amends and supplements the Purchase Agreement. This Letter Agreement supersedes and replaces in its entirety Letter Agreement 6-1162-MJB-0017. All terms used but not defined in this Letter Agreement have the same meaning as in the Purchase Agreement. In consideration of the Aircraft orders, Boeing provides the following to Customer.

1.   **Material Redacted**

     **Material Redacted**

2.   **Material Redacted**

3.   **Material Redacted**

4.   **Material Redacted**

5.   **Material Redacted**

6.   **Material Redacted**

7.   **Material Redacted**

8.   **Material Redacted**

9.   **Material Redacted**

10.  **Material Redacted**

11.  **Material Redacted**

12.  **Material Redacted**

13.  **Material Redacted**

14.  **Material Redacted**

15.  **Material Redacted**

16.  **Material Redacted**

17. Confidentiality. Customer understands that certain commercial and financial information contained in this Letter Agreement are considered by Boeing as confidential. Customer agrees that it will treat this Letter Agreement and the information contained herein as confidential and will not, without the prior written consent of Boeing, disclose this Letter Agreement or any information contained herein to any other person or entity.

                               THE BOEING COMPANY
                                  P.O. Box 3707
                             Seattle, WA 98124-2207

6-1162-RLL-3852

COPA HOLDINGS, S.A.
Apartado 1572
Avenida Justo Arosemena y Calle 39
Panama 1, Panama

Subject: 737-800 Aircraft Performance Guarantees

Reference: Purchase Agreement No. 2191 (the Purchase Agreement) between The
           Boeing Company (Boeing) and COPA HOLDINGS, S.A. (Customer) relating to Model 737 aircraft (the Aircraft)

This letter agreement (Letter Agreement) amends and supplements the Purchase Agreement. All terms used but not defined in this Letter Agreement have the same meaning as in the Purchase Agreement.

Boeing agrees to provide Customer with the performance guarantees in the Attachment. These guarantees are exclusive and expire upon delivery of the Aircraft to Customer.

Customer agrees not to disclose this Letter Agreement, attachments, or any other information related to this Letter Agreement without prior written consent by Boeing.

                               BOEING PROPRIETARY

Attachment to Letter Agreement
No. 6-1161-RLL-3852
CFM56-7B26 Engines
Page 1


                      MODEL 737-800 PERFORMANCE GUARANTEES

                  FOR COPA (COMPANIA PANAMENA DE AVIACION S.A.)

SECTION             CONTENTS
-------             --------
   1      AIRCRAFT MODEL APPLICABILITY
   2      FLIGHT PERFORMANCE
   3      MANUFACTURER'S EMPTY WEIGHT
   4      AIRCRAFT CONFIGURATION
   5      GUARANTEE CONDITIONS
   6      GUARANTEE COMPLIANCE
   7      EXCLUSIVE GUARANTEES

Attachment to Letter Agreement
No. 6-1161-RLL-3852
CFM56-7B26 Engines
Page 2


1    AIRCRAFT MODEL APPLICABILITY

     The guarantees contained in this Attachment (the "Performance Guarantees") are applicable to the 737-800 Aircraft equipped with Boeing furnished CFM56-7B26 engines.

2    FLIGHT PERFORMANCE

     CRUISE RANGE

     The still air range at an initial cruise altitude of 35,000 feet on a standard day at 0.78 Mach number, starting at a gross weight of 169,000 pounds and consuming 35,000 pounds of fuel, and using not more than maximum cruise thrust (except maximum climb thrust may be used during a step climb) and using the conditions and operating rules defined below, shall not be less than the following guarantee value:

               NOMINAL:   2,805 Nautical Miles
               TOLERANCE: -55 Nautical Miles
               GUARANTEE: 2,750 Nautical Miles

     Conditions and operating rules:

          A step climb or multiple step climbs of 4,000 feet altitude may be used when beneficial to minimize fuel burn.

3    MANUFACTURER'S EMPTY WEIGHT

     The Manufacturer's Empty Weight (MEW) is guaranteed not to exceed the value in Section 03-60-00 of Detail Specification D6-38808-43-1, Revision C plus two percent.

4    AIRCRAFT CONFIGURATION

4.1 The guarantees contained in this Attachment are based on the Aircraft configuration as defined in Revision C of Detail Specification D6-38808-43-1 (hereinafter referred to as the Detail Specification). Appropriate adjustment shall be made for changes in such Detail Specification approved by the Customer and Boeing or otherwise allowed by the Purchase Agreement which cause changes to the flight performance and/or weight and balance of the Aircraft. Such adjustment shall be accounted for by Boeing in its evidence of compliance with the guarantees.

4.2 The Manufacturer's Empty Weight guarantee of Section 3 will be adjusted by Boeing for the following in its evidence of compliance with the guarantees:

Attachment to Letter Agreement
No. 6-1161-RLL-3852
CFM56-7B26 Engines
Page 3


     (1) Changes to the Detail Specification or any other changes mutually agreed upon between the Customer and Boeing or otherwise allowed by the Purchase Agreement.

     (2) The difference between the component weight allowances given in Appendix IV of the Detail Specification and the actual weights.

5    GUARANTEE CONDITIONS

5.1 All guaranteed performance data are based on the International Standard Atmosphere (ISA) and specified variations therefrom; altitudes are pressure altitudes.

5.2 The FAA Regulations (FAR) referred to in this Attachment are, unless otherwise specified, the 737-800 Certification Basis regulations specified in the Type Certificate Data Sheet A16WE, Revision 33, dated March 8, 2002.

5.3. In the event a change is made to any law, governmental regulation or requirement, or in the interpretation of any such law, governmental regulation or requirement that affects the certification basis for the Aircraft as described in Paragraph 5.2, and as a result thereof, a change is made to the configuration and/or the performance of the Aircraft in order to obtain certification, the guarantees set forth in this Attachment shall be appropriately modified to reflect any such change.

5.4 The cruise range guarantee includes allowances for normal power extraction and engine bleed for normal operation of the air conditioning system. Normal electrical power extraction shall be defined as not less than a 50 kilowatts total electrical load. Normal operation of the air conditioning system shall be defined as pack switches in the "Auto" position, the temperature control switches in the "Auto" position that results in a nominal cabin temperature of 75 degrees F, and all air conditioning systems operating normally. This operation allows a maximum cabin pressure differential of 8.35 pounds per square inch at higher altitudes, with a nominal Aircraft cabin ventilation rate of 3,300 cubic feet per minute including passenger cabin recirculation (nominal recirculation is 47 percent). The APU is turned off unless otherwise specified.

5.5 The cruise range guarantee is based on an Aircraft center of gravity location of 26.2 percent of the mean aerodynamic chord.

5.6 Performance, where applicable, is based on a fuel Lower Heating Value (LHV) of 18,580 BTU per pound.

Attachment to Letter Agreement
No. 6-1161-RLL-3852
CFM56-7B26 Engines
Page 4


6    GUARANTEE COMPLIANCE

6.1 Compliance with the guarantees of Sections 2 and 3 shall be based on the conditions specified in those sections, the Aircraft configuration of
     Section 4 and the guarantee conditions of Section 5.

6.2 Compliance with the cruise range guarantee shall be established by calculations based on flight test data obtained from an aircraft in a configuration similar to that defined by the Detail Specification.

6.3 Compliance with the Manufacturer's Empty Weight guarantee shall be based on information in the "Weight and Balance Control and Loading Manual - Aircraft Report."

6.4 The data derived from tests shall be adjusted as required by conventional methods of correction, interpolation or extrapolation in accordance with established engineering practices to show compliance with these guarantees.

6.5 Compliance shall be based on the performance of the airframe and engines in combination, and shall not be contingent on the engine meeting its manufacturer's performance specification.

7    EXCLUSIVE GUARANTEES

     The only performance guarantees applicable to the Aircraft are those set forth in this Attachment.

                                    TABLE 1-5
           AIRCRAFT DELIVERY, DESCRIPTION, PRICE AND ADVANCE PAYMENTS

AIRFRAME MODEL/MTOW:                              737-8V3                 174,200 pounds
ENGINE MODEL/THRUST:                              CFM56-7B26               26,400 pounds
AIRFRAME PRICE:                                                       $58,854,000
OPTIONAL FEATURES:                                                    $ 3,635,800
                                                                      -----------
SUB-TOTAL OF AIRFRAME AND FEATURES:                                   $62,489,800
                                                                      -----------
ENGINE PRICE (PER AIRCRAFT):                                          $         0
AIRCRAFT BASIC PRICE (EXCLUDING BFE/SPE):                             $62,489,800
                                                                      ===========
BUYER FURNISHED EQUIPMENT (BFE) ESTIMATE:                             $         0
SELLER PURCHASED EQUIPMENT (SPE) ESTIMATE:                            $ 1,900,000
REFUNDABLE DEPOSIT/AIRCRAFT AT PROPOSAL ACCEPT:                       $    90,000

DETAIL SPECIFICATION:                             D6-38808-1 Rev C,
                                                  dated 5-4-05
AIRFRAME PRICE BASE YEAR/ESCALATION FORMULA:      Jul-04              ECI-MFG/CPI
ENGINE PRICE BASE YEAR/ESCALATION FORMULA:        N/A                         N/A

AIRFRAME ESCALATION DATA:
BASE YEAR INDEX (ECI):                                                      166.1
BASE YEAR INDEX (CPI):                                                      184.1

                                                                                  ADVANCE PAYMENT PER AIRCRAFT
                                                                               (AMTS. DUE/MOS. PRIOR TO DELIVERY):
                     ESCALATION                 ESCALATION ESTIMATE  ------------------------------------------------------
DELIVERY  NUMBER OF    FACTOR    MANUFACTURER     ADV PAYMENT BASE   AT SIGNING    24 MOS.   21/18/12/9/6 MOS.     TOTAL
  DATE     AIRCRAFT  (AIRFRAME)  SERIAL NUMBER     PRICE PER A/P         1%          4%              5%             30%
--------  ---------  ----------  -------------  -------------------  ----------  ----------  -----------------  -----------
Oct-2009      1        1.1921        36550          $76,759,000       $677,590   $3,070,360      $3,837,950     $23,027,700
Total:        1